Prudential's
Gibraltar Fund, Inc.

Annual Report
to Planholders
Prudential's Financial Security Program


December 31, 1999

[LOGO]
The Prudential Insurance
Company of America
751 Broad Street
Newark, NJ 07102-3777

Table of Contents
--------------------------------------------------------------------------
Letter to Planholder ..................................................1
Market Commentary and Outlook .......................................2-5
Prudential's Gibraltar Fund, Inc ......................................6

Financial Reports
   Financial Statements ..............................................A1
   Schedule of Investments ...........................................B1
   Notes to Financial Statements .....................................C1
   Financial Highlights ..............................................D1
   Report of Independent Accountants .................................E1

Prudential's Financial Security Program is the only account investing in Prudential's Gibraltar Fund, Inc.

Standard & Poor's 500 Composite Stock Price Index (S&P 500) comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Salomon Brothers Extended Market Index defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P 500/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P 500/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains companies in the MSCI World Index that reflect actual buyable opportunities for the nondomestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

Letter To Planholder

Year Ended December 31, 1999

[PHOTO]

CHAIRMAN
JOHN R. STRANGFELD

"People differ in their level of comfort when the value of their investments fluctuate. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable annuity contract in the context of your entire portfolio of investments."

Dear Planholder:

This Annual Report reviews the investment strategies and performance of Prudential's Gibraltar Fund, Inc.

A look back at 1999
Last year, technology growth stocks far outperformed most other investments. Around the world, the spread of computers, the Internet, and wireless telecommunications is transforming the way people live. This resulted in increases in the valuation of many companies in that sector. Emerging market securities also had particularly strong returns, as the economic recovery of Asia restored investor confidence in these countries. Meanwhile, most bond investments did not perform well, nor did small-cap value stocks.

2000: A first glance
The new year began with a wave of profit taking, offset by good news on inflation, only to be driven lower by renewed concerns about inflation. The result has been significant daily market moves, both positive and negative. These daily, monthly, and even yearly developments in the market are important, and can be very interesting. It's equally important, however, to keep in mind the fundamentals of investing: asset allocation, diversification, and a systematic plan to reach long-term goals.

Know your own comfort level
People differ in their level of comfort when the value of their investments fluctuate. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable annuity contract in the context of your entire portfolio of investments.

Rebalancing your portfolio
After a divergent market such as the past year's, when returns were concentrated in a narrow group of securities, you may find that the balance among your holdings has changed. You may have a larger proportion in stocks than you are comfortable with, or a larger proportion in growth stocks. It may be a good idea to rebalance your holdings to restore the allocation that you had chosen to meet your needs.

The value of professional guidance
Your financial professional can help you determine if adjustments should be made, whether in light of today's dynamic marketplace, or if your needs have changed. The important point is for you to be comfortable with a plan to help reach your personal goals, rather than allowing your assets to drift with market activity.

Sincerely,

/s/ John R. Strangfeld

John R. Strangfeld
Chairman
Prudential's Gibraltar Fund, Inc.                               January 26, 2000

Equity Commentary

December 31, 1999

Global economic recovery and tech take off
--------------------------------------------------------------------------------
Economies around the world began to recover in 1999 as a global financial crisis that had roiled financial markets in 1997 and 1998 subsided. A flight of capital away from emerging market countries had resulted in economic recessions and weakened currencies in many of these nations. But in 1999 the weaker currencies helped boost their exports and revive their economies. Because the world economy was more stable, investors poured money into stocks and bonds of developing markets and stocks in Latin America, eastern Europe and Asia rose dramatically. Japanese stocks also rallied as that nation attacked its structural, financial and business problems.

The pickup in global economic demand boosted commodity prices. The United States saw strong advances for industrial cyclical stocks such as basic materials and capital goods. Booming economies, however, often lead to higher interest rates, so investors were cautious about rising rates throughout the year.

Performance of Key Stock Market Indexes
Through December 31, 1999

                                    [GRAPH]

                                          Six Months        1999

S&P 500                                      7.7%           21.0%
S&P 500 BARRAValue                          -1.1%           12.7%
S&P 500 BARRAGrowth                         15.6%           28.3%
Russell 2000 Value                          -6.4%           -1.5%
Russell 2000 Growth                         26.8%           43.1%
MSCI World Index Free*                      15.1%           24.8%
MSCI Europe Index*                          18.8%           15.9%
MSCI Japan Index*                           33.8%           61.5%


*In U.S. currency.

Sources: Morgan Stanley Capital International (MSCI), Standard & Poor's, Frank Russell Company and Prudential as of December 31, 1999. S&P 500 Composite, Russell 2000, and Morgan Stanley Capital International indexes are unmanaged indexes of stocks that provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index. Please refer to inside front cover for benchmark definitions.

The views expressed are as of January 26, 2000, and are subject to change based on market and other conditions.


Growth stocks are normally interest sensitive, because rising rates reduce the value of future earnings. In addition, growth companies looking to expand may borrow from banks or issue bonds. This year, however, a surging tech sector provided an environment in which companies could raise funds relatively easily by issuing stock. The tech-heavy Nasdaq Composite closed at a record 4,069--an 86% gain for the year. Small and mid-cap U.S. growth stocks also had strong performances. The Russell Midcap Growth Index gained 51%; the Russell 2000 smallcap Growth Index rose 43%.

In contrast, both small-cap value and mid-cap value stocks declined during 1999. At the beginning of 1999, value stocks were already much cheaper than growth stocks, and the sharp difference in performance over the course of the year increased these disparities in relative value.

Geographically broad-based stock gains
--------------------------------------------------------------------------------
The improved commodities markets and lower production costs due to currency devaluations made an excellent environment for the stocks of many developing countries. In Latin America, Mexico benefited from the increased linkage of its economy to the developed countries to its north; its stocks soared 82% (in U.S. dollars). Brazil also had a strong year. Both were rebounding from severe declines in 1998.

Among developed markets, the telecommunications sector saw considerable jockeying for position, with merger and takeover offers common. Telecom giant Nokia led the Nordic region to an 88% return. Developed Europe, as a whole, trailed the global markets but picked up toward the end of the year. The Japanese stock market rose 62% (U.S. dollars) in part from the rise of the yen with respect to the U.S. dollar.

Within the United States, gains were narrow
--------------------------------------------------------------------------------
Increases in prices of U.S. stocks were concentrated. Many technology stocks had extraordinary returns, whether they were giant companies like Cisco Systems and Intel or initial public offerings (IPOs) of Internet companies with no earnings. Although some inexpensive sectors of the U.S. stock market--capital goods, basic materials, consumer cyclicals and energy--had good returns in 1999, value stocks overall trailed growth by a very broad margin. In the Russell 3000, which reflects all market capitalization sectors, growth stocks returned 34% while value stocks gained 7%.

Equity Outlook 2000

December 31, 1999

How long can it continue?
--------------------------------------------------------------------------------
The key uncertainty is whether the intense speculation in technology, Internet and communications stocks that accelerated late in 1999 will continue this year, or will investors turn to inexpensive industrial cyclical stocks such as capital goods and basic materials?

Although commodity prices and basic materials shares rose about 15% to 30% in 1999, they started from a very low base and are still relatively cheap. Commodity inventories are low, so accelerating global economic activity could push up prices and attract more investors to basic materials stocks. Because rising commodity prices also typically drive interest rates higher, this could trigger a market rotation away from the techs to industrials. Many industrial stocks have become quite inexpensive, while consolidation and restraint in investing in new capacity have prepared them to leverage the benefits of improving demand.

We expect continued earnings growth from many technology leaders as Internet use and wireless telecommunications spread to relatively undeveloped markets. Business-to-business Internet services are also growing rapidly. Despite the tremendous average gain of technology stocks in 1999, stock selection was and will continue to be important: When investors lost confidence in companies' prospects, the stocks fell, whether it was Amazon.com or a start-up.

U.S. stocks are generally expensive
--------------------------------------------------------------------------------
Our valuation models suggest the U.S. stock market (as represented by the S&P
500) is 15% to 20% overvalued. Market valuations are at a historic extreme--the dividend yield on the S&P 500 dropped to 1.16% and the price/earnings ratio reached 32.0. However, earnings estimates and revisions of estimates are still positive, which could provide the market with continued momentum.

Investors are paying more attention to earnings and trends than to valuations. When companies have missed estimates, even by small amounts, their shares have been punished. A broad decline in profit growth would be a danger signal. Normally, rising interest rates pose a threat to highly valued growth companies. In this earnings-focused market, however, it is not clear how investors will react should both interest rates and earnings continue to rise.

Given the uncertainty, the prudent course is to be exposed to the current trend and to alternatives--that is, to technology-intensive funds and to funds with a heavy exposure to commodity cyclicals. Although U.S. stocks are generally overvalued, there are still companies in many sectors that have good fundamentals, and whose shares are relatively inexpensive.

Performance of U.S. Market Sectors Through December 31, 1999

                                    [GRAPH]

                                          Six Months        1999

Technology                                  40.4%           75.1%
Energy                                      -0.3%           19.0%
Capital Goods                                8.7%           28.9%
Utilities                                   -9.9%           -8.9%
Communication Services                       1.7%           19.1%
Basic Materials                              3.4%           26.4%
Consumer Cyclicals                           8.9%           22.3%
Healthcare                                  -7.9%           -8.2%
Consumer Staples                            -4.2%           -6.3%
Financials                                  -7.9%            4.0%
Transportation                             -18.9%           -9.7%

Source: Standard & Poor's as of December 31, 1999. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Bond Commentary

December 31, 1999

A challenging year for U.S. bonds.
--------------------------------------------------------------------------------
This year proved to be the worst in the history of the 30-year U.S. Treasury bond. An investor who purchased this Treasury bond at a 5.10% yield at the beginning of 1999 lost more than 14% by the end of the year. Many investors sold Treasuries, believing they no longer needed these conservative securities because the global financial crisis had begun to fade in the first quarter of 1999. Later in the year, Treasuries sold off amid fear that inflation was building in the domestic and global economies. Rising inflation hurts bonds by eroding the value of their fixed interest payments.

Concerns about mounting inflation were well founded. Crude oil prices more than doubled in 1999, albeit from their lowest level in more than a decade. Furthermore, the lowest U.S. unemployment rate in 30 years fueled fears of growing wage pressures. Consumers and businesses spent vigorously, threatening to boost the prices of goods and services. With the U.S. economy growing rapidly, the Federal Reserve was bound to increase short-term interest rates to slow economic growth and prevent spiraling inflation. To compensate for the risk of rising short-term rates, investors drove prices of Treasuries lower, which caused their yields to climb. The Treasury market was down 2.56% in 1999, as measured by the Lehman Brothers U.S. Treasury Index.

The first short-term rate hike occurred in June 1999, when the Fed raised the federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.00%. Two more of the same magnitude followed in August and November 1999, which left the federal funds rate at 5.50%.

In this rising interest-rate environment, other fixed-income markets in the United States also sold off. Their prices, however, did not decline as much as the prices of Treasuries because, investors worried less about credit risks in 1999 than during the global financial crisis of 1997 and 1998. As a result, spreads--or the differences between the yields of other U.S. bond markets and Treasuries--generally declined in 1999, albeit with a fair amount of volatility. Among the U.S. bond market sectors that performed better than Treasuries in 1999 were investment-grade corporate bonds, federal government agency securities, high-yield (junk) bonds, asset-backed securities and mortgage-backed securities.

 ...but global growth aided emerging market bonds
--------------------------------------------------------------------------------
Although stronger-than-expected economic growth hurt bond markets in the United States, emerging market bonds benefited from the resurgence in the global economy.

They returned 23.07% for the year, beating all other fixed-income markets, as measured by the Lehman Brothers Emerging Market Index. As Asian and Latin American economies rebounded in 1999 from the global financial crisis, investors sought the bonds of nations such as South Korea and Brazil for their higher yields. Investors felt more confident about owning these riskier debt securities. Indeed, Moody's Investors Service upgraded the credit ratings of certain South Korean and Brazilian bonds.


Performance of Fixed-Income Market Indexes Through December 31, 1999

                                    [GRAPH]

                                          Six Months        1999

Global (U.S. dollar) Index                   2.3%           -5.2%
U.S. Mortgage-Backed Securities              1.3%            1.9%
Emerging Markets                            11.7%           23.1%
U.S. Treasuries                             -0.1%           -2.6%
U.S. Aggregate Index                         0.6%           -0.8%
U.S. Corp. Invest. Grade                     0.3%           -2.0%
U.S. Municipals                             -1.2%           -2.1%
U.S. Corporate High Yield                    0.2%            2.4%


Source: Lehman Brothers as of December 31, 1999. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Bond Outlook 2000

December 31, 1999

U.S. bonds still haunted by rate-hike fears
--------------------------------------------------------------------------------
Uncertainty about whether the Federal Reserve will leave short-term interest rates unchanged or increase them by a quarter or half percentage point should heighten volatility in U.S. bond markets early in 2000.

After their most recent meeting in late December 1999, the Fed voted to hold monetary policy steady. But the central bank issued a statement which warned that if strong demand for goods and services continues to outstrip the potential supply, inflation could build in the U.S. economy, despite the growth in productivity. In other words, the Fed might need to hike short-term rates again to cool off the economy and keep inflation in check. The U.S. central bank's next meeting is scheduled for February 2000.

Prudential economists expect U.S. economic growth to slow substantially in the first half of 2000. But if signs of moderating economic growth do not emerge quickly enough, the belief that another increase in the federal funds rate is necessary should prompt investors to push bond yields higher (and their prices lower) early in the year. We expect the yield on the 30-year U.S. Treasury bond to climb early in 2000 toward the upper end of our expected trading range, which is 6.00% to 7.00%. The benchmark yield could then drift lower as it becomes clear that the U.S. economy is losing steam. Indeed, we expect the 30-year Treasury bond yield to end the year closer to 6.00%. Despite the uncertainty facing the bond market early in 2000, we expect returns on U.S. investment-grade bonds to exceed their rather dismal performance of 1999.

There is also upward pressure on European bond yields, because many economists expect the European Central Bank (ECB) eventually to increase its 3.00% refinancing rate (what it charges commercial banks for short-term loans) in the first half of 2000. European economic growth has accelerated amid growing demand for European exports, which became very competitive because of the euro's 14% decline against the U.S. dollar in 1999.

U.S. corporate bonds expected to outperform Treasuries
--------------------------------------------------------------------------------
We expect both U.S. investment-grade and high-yield (junk) corporate bonds to continue to perform better than comparable Treasuries, albeit to a lesser extent than in 1999. We believe many investors will remain comfortable owning the debt securities of corporations if economic growth in the United States stabilizes at a 3.5% annualized pace this year, as expected by Prudential economists. Junk bonds appear to be attractive in light of their higher-than-normal yields. The average yield of the Lehman Brothers High Yield Index stood at 11.50% at the end of 1999--its highest level in more than seven years.

Rally in emerging market bonds seen on track
--------------------------------------------------------------------------------
This growing appetite for higher-yielding assets should also continue to benefit emerging market bonds. We expect crossover buyers--such as those that normally purchase investment-grade bonds--to turn to emerging market bonds in Asia, Latin America and eastern Europe to enhance yields on their portfolios. For example, such investors might be attracted to Brazilian bonds because of that nation's improving economic fundamentals, consolidating fiscal reform, increasing levels of foreign direct investment, and better climate for Brazilian exports created by the global economic recovery. All things considered, we anticipate further improvement in emerging market bonds, even though we do not expect them to replicate the hefty returns of 1999.

Prudential's
Gibraltar Fund,Inc.

December 31, 1999

INVESTMENT GOAL
Growth of Capital

TYPES OF INVESTMENTS
Primarily stocks of a diversified group of companies in a variety of industries.

INVESTMENT STYLE
The Fund uses a "growth" investment style to select stocks based on their potential to deliver above-average growth in revenue and earnings.

$10,000 Invested Over Ten Years

                                    [GRAPH]

                     Gibraltar                     Lipper Large-Cap
                     Portfolio1   S&P 500 Index3   Core Funds Avg.2

             89        10,000         10,000             10,000
                       10,200         10,425             10,308
             90         9,719          9,675              9,689
                       11,365         11,051             11,068
             91        13,058         12,834             12,635
                       13,052         12,584             12,550
             92        15,354         13,739             13,596
                       17,833         14,518             14,257
             93        19,007         15,418             14,963
                       18,574         14,753             14,457
             94        18,754         15,200             15,160
                       21,686         17,905             18,220
             95        22,347         20,142             20,850
                       24,501         21,936             22,953
             96        28,409         24,222             25,634
                       31,586         28,455             30,914
             97        33,774         30,987             34,183
                       38,380         36,393             40,241
             98        42,518         39,434             43,959
                       48,696         43,512             49,400
             99        59,066         47,315             53,205


1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential, Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Large-Cap Core Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities that comprise the S&P 500 may differ substantially from the securities in the Fund.

Performance Summary
--------------------------------------------------------------------------------
                                        Six
Average Annual Returns                  Months  1-Year  3-Year   5-Year  10-Year
--------------------------------------------------------------------------------
Gibraltar Fund1                         21.29%  38.92%  27.63%   25.79%  19.44%
--------------------------------------------------------------------------------
Lipper (VIP) Large-Cap Core Funds Avg.2  9.99%  22.40%  24.79%   25.53%  16.72%
--------------------------------------------------------------------------------
S&P 5003                                 7.70%  21.03%  27.56%   28.54%  18.19%
--------------------------------------------------------------------------------
Gibraltar Fund inception date: 3/14/68.

Prudential's Gibraltar Fund returned 38.92%, more than 16 percentage points above both the 22.40% Lipper (VIP) Large-Cap Core Funds Average and the unmanaged S&P 500 Index. This strong performance is primarily the result of our selection among technology stocks and our strong focus on this sector in a year when technology stocks far outperformed all other sectors. In particular, JDS Uniphase, a longtime holding and large position, rose more than 800% in 1999. The Fund also benefited from its media and advertising holdings.

Performance Review
--------------------------------------------------------------------------------
Uniphase, a fiber optic company, was one of our largest and most profitable holdings for some time. It merged with JDS Fitel in July to form JDS Uniphase. It has been among the market's top performers, and made by far the greatest contribution to our return of all our holdings.

In 1999, the average return of the technology sector was about three times that of the second-highest performing sector. Our technology focus accounted for most of our superior performance. In addition to JDS Uniphase, we particularly benefited from the software company Oracle, the networking company Cisco Systems, and EMC, which makes software to improve the efficiency and reliability of computer information storage devices. Motorola, Applied Materials (semiconductor capital equipment) and Broadcom also made substantial contributions.

The Fund has an excellent record over longer periods as well, having outperformed the Lipper Large-Cap Core Fund Average by more than two and a half percentage points a year, on average, over the past three- and ten-year periods.

On the negative side, health-related stocks did poorly, including our drug retailers (Rite Aid) and drug distributors and manufacturers (Cardinal Health, Abbott Labs). Prior gains by drug companies and uncertainty about government regulation in the future both created a poor environment for these stocks. Business fundamentals of some of our holdings (Mattel, Rite Aid, Avon Products, and Pepsi Bottling Group) deteriorated, and we no longer own these stocks.

Strategy Session
--------------------------------------------------------------------------------
The year of technology. The technology sector, despite its extraordinary lead over other market sectors in 1999, was and continues to be, volatile. Although investors appear willing to pay large prices for companies that have had no earnings, they have punished the stocks of technology companies whose earnings disappoint or that have significant changes in their prospects.

We have focused on companies with earnings stability. However, these companies are still expensive compared to the overall market. We may reduce or eliminate these holdings if we believe their business fundamentals do not support their premium prices. We have slightly reduced our focus on technology.

Cyclicals. Whereas technology companies are on a long-term growth path, some other sectors of the market have earnings that vary more with the economic cycle. Because of concerns about the Asian recession, these stocks have been comparatively very inexpensive. But with the outlook now for accelerating economic growth in Asia and Europe, the prospects for cyclicals have improved.

We are likely to maintain our energy holdings at about the same percentage of our portfolio as they are of the overall market. Rising oil and gas prices are likely to help their performance. However, some of our energy holdings (Baker Hughes and Noble Affiliates) hurt performance toward the end of 1999.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Jeffrey T. Rose, CFA

[PHOTO]

A return to historical patterns.

"The past year was very unusual in the sustained intense focus on technology stocks. Like most other investors, we believe the contributions the tech sector is making to productivity and quality of life will lead to long-term growth. However, we think further gains will be more in line with historical patterns. That includes a return to some seasonal fluctuations in technology buying, to reflect seasonal product cycles. We have trimmed our position somewhat, and will likely add to these positions if the sector has meaningful pullback."

Portfolio Composition
                          as of 12/31/99
                          --------------
Technology                         38.1%
Consumer Growth & Staples          23.9%
Industrials                        12.8%
Financials                          9.6%
Utilities                           8.8%
Energy                              3.7%
Cash & Equivalents                  3.1%

Source: Prudential. Holdings are subject to change.


Top Ten Holdings
                          as of 12/31/99
                          --------------
JDS Uniphase Corp.                  5.1%
Cisco Systems, Inc.                 4.2%
Oracle Corp.                        4.0%
Motorola, Inc.                      3.8%
CBS Corp.                           3.3%
EMC Corp.                           3.2%
General Electric Co.                3.0%
Intel Corp.                         3.0%
Microsoft Corp.                     3.0%
American Intl Group, Inc.           2.8%

Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                       PRUDENTIAL'S GIBRALTAR FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $284,957,735)............................   $  451,283,532
    Receivable for investments sold............          569,981
    Interest and dividends receivable..........          193,622
                                                  --------------
      Total Assets.............................      452,047,135
                                                  --------------
  LIABILITIES
    Payable to Bank............................          569,773
    Payable to investment adviser..............          125,507
    Accrued expenses...........................           62,404
                                                  --------------
      Total Liabilities........................          757,684
                                                  --------------
  NET ASSETS...................................   $  451,289,451
                                                  ==============
  Net assets were comprised of:
    Common stock, at $1 par value..............   $   28,806,311
    Paid-in capital, in excess of par..........      237,266,916
                                                  --------------
                                                     266,073,227
  Accumulated net realized gains on
    investments................................       18,890,427
  Net unrealized appreciation on investments...      166,325,797
                                                  --------------
  Net assets, December 31, 1999................   $  451,289,451
                                                  ==============
  Net asset value and redemption price per
    share, 28,806,311 outstanding shares of
    common stock (authorized 75,000,000
    shares)....................................   $        15.67
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends..................................  $     2,325,435
    Interest...................................          573,151
                                                 ---------------
                                                       2,898,586
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          480,403
    Directors' fees............................            8,500
    Custodian expense..........................            1,000
                                                 ---------------
      Total Expenses...........................          489,903
    Less: custodian fee credit.................           (1,567)
                                                 ---------------
      Net expenses.............................          488,336
                                                 ---------------
  NET INVESTMENT INCOME........................        2,410,250
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........       48,396,443
    Net change in unrealized appreciation on
      investments..............................       79,517,050
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      127,913,493
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   130,323,743
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     2,410,250       $     3,126,992
    Net realized gain on investments........................        48,396,443            33,966,363
    Net change in unrealized appreciation on investments....        79,517,050            41,144,598
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       130,323,743            78,237,953
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................        (2,491,343)           (3,149,824)
    Distributions from net realized capital gains...........       (35,800,340)          (30,374,602)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (38,291,683)          (33,524,426)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock issued in reinvestment of dividends and
     distributions [2,578,010 and 2,790,053 shares,
     respectively]..........................................        36,911,543            32,290,798
    Capital stock repurchased [(2,927,759) and (3,405,733)
     shares, respectively]..................................       (40,160,866)          (40,416,358)
                                                               ---------------       ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
    TRANSACTIONS............................................        (3,249,323)           (8,125,560)
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................        88,782,737            36,587,967
  NET ASSETS:
    Beginning of year.......................................       362,506,714           325,918,747
                                                               ---------------       ---------------
    End of year (a).........................................   $   451,289,451       $   362,506,714
                                                               ===============       ===============
    (a) Includes undistributed net investment income of.....   $            --       $        81,093
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            SCHEDULE OF INVESTMENTS
                       PRUDENTIAL'S GIBRALTAR FUND, INC.

DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 96.9%
                                                                       VALUE
COMMON STOCKS                                          SHARES        (NOTE 1)
                                                    -------------  --------------
ADVERTISING -- 2.4%
  Young & Rubicam, Inc. (a).......................        153,400  $   10,853,050
                                                                   --------------
AEROSPACE -- 1.4%
  Honeywell International, Inc. ..................        111,300       6,420,619
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.5%
  Chase Manhattan Corp. ..........................         71,100       5,523,581
  Providian Financial Corp. ......................        123,650      11,259,878
  Wells Fargo Co. ................................         82,800       3,348,225
                                                                   --------------
                                                                       20,131,684
                                                                   --------------
BROADCASTING SERVICES -- 1.7%
  Infinity Broadcasting Corp. (a).................        207,600       7,512,525
                                                                   --------------
COMPUTER SERVICES -- 19.2%
  America Online, Inc. (a)........................        120,700       9,105,306
  BMC Software, Inc. (a)..........................        103,700       8,289,519
  Cisco Systems, Inc. (a).........................        175,600      18,811,150
  Comverse Technology, Inc. (a)...................         32,000       4,632,000
  EMC Corp. (a)...................................        131,800      14,399,150
  Microsoft Corp. (a).............................        114,900      13,414,575
  Oracle Corp. (a)................................        162,250      18,182,141
                                                                   --------------
                                                                       86,833,841
                                                                   --------------
COSMETICS & SOAPS -- 3.5%
  Colgate-Palmolive Co. ..........................         78,000       5,070,000
  Gillette Co. ...................................         67,600       2,784,275
  Procter & Gamble Co. ...........................         73,400       8,041,887
                                                                   --------------
                                                                       15,896,162
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.0%
  General Electric Co. ...........................         87,600      13,556,100
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 6.4%
  Abbott Laboratories ............................        179,500       6,518,094
  Bristol-Myers Squibb Co. .......................        133,400       8,562,612
  Cardinal Health, Inc. ..........................         69,750       3,339,281
  Merck & Co., Inc. ..............................        108,900       7,303,106
  Pfizer, Inc. ...................................        103,200       3,347,550
                                                                   --------------
                                                                       29,070,643
                                                                   --------------
ELECTRONICS -- 17.9%
  Altera Corp. (a)................................        117,500       5,823,594
  Applied Materials, Inc. (a).....................         54,300       6,879,131
  Broadcom Corp. (Class "A" Stock) ...............         26,600       7,245,175
  Intel Corp. ....................................        164,600      13,548,637
  JDS Uniphase Corp. (a)..........................        142,600      23,003,162
  LSI Logic Corp. (a).............................        104,600       7,060,500
  Motorola, Inc. .................................        115,800      17,051,550
                                                                   --------------
                                                                       80,611,749
                                                                   --------------
FINANCIAL SERVICES -- 2.3%
  MBNA Corp. .....................................        387,100      10,548,475
                                                                   --------------
FOOD & BEVERAGE -- 2.4%
  Coca Cola Enterprises, Inc. ....................         93,300       1,877,662
  PepsiCo, Inc. ..................................        260,000       9,165,000
                                                                   --------------
                                                                       11,042,662
                                                                   --------------
GAS PIPELINES -- 1.2%
  Williams Companies, Inc. .......................        169,300       5,174,231
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 1.1%
  IMS Health, Inc. ...............................        174,300       4,738,781
                                                                   --------------
INSURANCE -- 2.8%
  American International Group, Inc. .............        116,727      12,621,107
                                                                   --------------
MANUFACTURING -- 4.3%
  Illinois Tool Works, Inc. ......................        107,000       7,229,187
  Tyco International Ltd. ........................        308,400      11,989,050
                                                                   --------------
                                                                       19,218,237
                                                                   --------------

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 1)
                                                    -------------  --------------

MEDIA -- 7.6%
  CBS Corp. (a)...................................        234,100  $   14,967,769
  Clear Channel Communications,
    Inc. (a)......................................         81,700       7,291,725
  Interpublic Group of Companies, Inc. ...........        136,600       7,880,113
  New York Times Co. (Class "A" Stock) ...........         82,300       4,042,988
                                                                   --------------
                                                                       34,182,595
                                                                   --------------
MINERAL RESOURCES -- 0.9%
  Burlington Resources, Inc. .....................        121,200       4,007,175
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 2.3%
  AES Corp. ......................................        139,900      10,457,525
                                                                   --------------
OIL & GAS -- 2.1%
  Anadarko Petroleum Corp. .......................        185,300       6,323,363
  Noble Affiliates, Inc. .........................        138,000       2,958,375
                                                                   --------------
                                                                        9,281,738
                                                                   --------------
OIL & GAS SERVICES -- 3.4%
  Baker Hughes, Inc. .............................        156,400       3,294,175
  Enron Corp. ....................................        274,200      12,167,625
                                                                   --------------
                                                                       15,461,800
                                                                   --------------
RESTAURANTS -- 1.6%
  McDonald's Corp. ...............................        184,300       7,429,594
                                                                   --------------
RETAIL -- 1.3%
  CVS Corp. ......................................        145,000       5,790,938
                                                                   --------------
TELECOMMUNICATIONS -- 3.6%
  Lucent Technologies, Inc. ......................         57,400       4,294,238
  MCI Worldcom, Inc. (a)..........................        225,000      11,939,063
                                                                   --------------
                                                                       16,233,301
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $270,748,735)............................................     437,074,532
                                                                   --------------
                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENT -- 3.1%                           (000)
                                                    -------------
TIME DEPOSIT
  Bank of Montreal,
    5.00%, 01/03/00 ..............................  $      14,209      14,209,000
                                                                   --------------
    (cost $14,209,000)
TOTAL INVESTMENTS -- 100.0%
  (cost $284,957,735; Note 3)....................................     451,283,532
OTHER ASSETS IN EXCESS OF LIABILITIES............................           5,919
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  451,289,451
                                                                   ==============

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

                      NOTES TO THE FINANCIAL STATEMENTS OF
                       PRUDENTIAL'S GIBRALTAR FUND, INC.

GENERAL

Prudential's Gibraltar Fund, Inc. (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The investment objective of the fund is growth of capital to the extent compatible with a concern for preservation of principal by investing in common stocks and other securities convertible into common stock. The Fund was organized by The Prudential Insurance Company of America (The Prudential) to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 1:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements.

SECURITIES VALUATION: NASDAQ National Market System equity securities and securities for which the primary market is an exchange are generally valued at the last sale price on such system or exchange on that day or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices on that day or the bid price on such day in the absence of an asked price. Other over-the-counter equity securities are valued by an independent pricing agent or principal market maker. Debt obligations with maturities of less than 60 days are valued at amortized cost. Portfolio securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under authority of the Fund's Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares. Some dividends may be paid in cash.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with A.I.C.P.A. Statement of Position 93.2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The

                                       C1
effect of applying this statement was to decrease accumulated realized gain on investments and increase net investment income by $27,780. Such reclassification had no effect on net assets, results of operations, or net asset value per share.

NOTE 2:  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE: The investment advisory fee, which is computed daily at an effective annual rate of 0.125% of the average net assets of the Fund, is payable quarterly to The Prudential Insurance Company of America ("The Prudential") as required under the investment advisory agreement. The Prudential pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions including custodian fees.

During the year ended December 31, 1999, Prudential Securities Incorporated, an affiliate of The Prudential, earned approximately $9,000 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

NOTE 3:  PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999 aggregated $140,131,026 and $188,633,018, respectively.

The federal income tax basis of the Fund's investments at December 31, 1999 was $284,998,822 and, accordingly, net unrealized appreciation for federal income tax purposes was $166,284,710 (gross unrealized appreciation $176,669,423; gross unrealized depreciation $10,384,713).

                                       C2

                              FINANCIAL HIGHLIGHTS
                       PRUDENTIAL'S GIBRALTAR FUND, INC.

                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                           1999      1998      1997      1996    1995(A)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $ 12.43   $ 10.95   $ 11.43   $ 10.14   $  9.40
                                         -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................     0.10      0.12      0.22      0.16      0.18
Net realized and unrealized gains
  (losses) on investments..............     4.57      2.61      1.84      2.56      1.65
                                         -------   -------   -------   -------   -------
    Total from investment operations...     4.67      2.73      2.06      2.72      1.83
                                         -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income...    (0.09)    (0.12)    (0.21)    (0.15)    (0.17)
Distributions from net realized
  gains................................    (1.34)    (1.13)    (2.33)    (1.28)    (0.92)
                                         -------   -------   -------   -------   -------
    Total distributions................    (1.43)    (1.25)    (2.54)    (1.43)    (1.09)
                                         -------   -------   -------   -------   -------
Net Asset Value, end of year...........  $ 15.67   $ 12.43   $ 10.95   $ 11.43   $ 10.14
                                         =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN(b).............    38.92%    25.89%    18.88%    27.13%    19.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $451.3    $362.5    $325.9    $301.3    $261.2
Ratios to average net assets:
  Expenses.............................     0.13%     0.13%     0.15%     0.16%     0.14%
  Net investment income................     0.63%     0.96%     1.56%     1.38%     1.68%
Portfolio turnover rate................       39%      105%      101%       97%      105%

(a) Calculations are based on average month-end shares outstanding.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       C3

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Prudential's Gibraltar Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential's Gibraltar Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended December 31, 1995 were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 23, 2000

                                       D1

BOARD OF
DIRECTORS              PRUDENTIAL'S GIBRALTAR FUND, INC.

John R. Strangfeld                               W. SCOTT McDONALD, JR., Ph.D.
  CHAIRMAN,                                        VICE PRESIDENT,
  PRUDENTIAL'S GIBRALTAR FUND, INC.                KALUDIS CONSULTING GROUP

SAUL K. FENSTER, Ph.D.                           JOSEPH WEBER, Ph.D.
  PRESIDENT,                                       VICE PRESIDENT,
  NEW JERSEY INSTITUTE OF TECHNOLOGY               INTERCLASS (INTERNATIONAL CORPORATE LEARNING)

--------------------------------------------------------------------------------

                          TAX INFORMATION (UNAUDITED)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 1999, the Fund paid dividends as follows:

ORDINARY          LONG-TERM           TOTAL
 INCOME         CAPITAL GAINS       DIVIDENDS
---------       -------------       ---------
 $0.09              $ 1.34           $ 1.43


================================================================================
                       Prudential's Gibraltar Fund, Inc.
                               Board of Directors

JOHN R. STRANGFELD
Chairman,
Prudential's Gibraltar Fund, Inc.

SAUL K. FENSTER, Ph.D.
President,
New Jersey Institute of  Technology

W. SCOTT McDONALD, JR., Ph.D.
Vice President,
Kaludis Consulting Group

JOSEPH  WEBER, Ph.D.
Vice President,
Interclass (international corporate learning)

================================================================================
Additional information is contained in the prospectuses for Systematic Investment Plan Contracts, Variable Annuity Contracts and Prudential's Gibraltar Fund, Inc. These prospectuses contain specific information concerning sales charges and other material facts and should be read carefully before you invest or send money.

================================================================================
For service related questions, please contact the Financial Security Program service area at:

                                   [GRAPHIC]
                                (215) 784-3805

Whether providing insurance protection for home, family and business, or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

P.O. Box 645                                                         Bulk Rate
Fort Washington, PA 19034-0645                                     U.S. Postage
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Address Service Requested                                           Prudential





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